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                                                                   Exhibit 10.02

[NORTHWESTERN MUTUAL LETTERHEAD]

October 11, 2004

NTS Realty Holdings Limited Partnership
Neil Mitchell, Vice President
10172 Linn Station Road
Louisville, KY 40223

RE:       Application For Mortgage Loan
Dated:    August 20, 2004, modified by letter dated October 1, 2004
NM Loan:  A-337069

     The above referenced application for mortgage loan, a copy of which is attached (the "Application"), as modified by letter agreement, dated October 1, 2004, is hereby accepted by The Northwestern Mutual Life Insurance Company subject to the following changes and clarifications.

          1. The definition of NET INCOME AVAILABLE FOR DEBT SERVICE(22.5) will be modified by changing Items (F) and (G) as follows:

               a. (F) The amount, if any, by which the actual real estate taxes are less than $758 per unit per annum; and

               b. (G) The amount, if any, by which the total operating expenses, excluding management fees, real estate taxes and replacement reserves, are less than $3,653 per unit per annum.

          2. Condition 10. PROHIBITION ON TRANSFER/ONE-TIME TRANSFER (260), Item E should be modified by inserting the phrase "and condition" to read as follows:

               (E) Pursuant to written documents prepared by and satisfactory to Lender, the transferee assumes and the Creditworthy Party guarantees all the obligations and liabilities of Borrower under the Loan Documents, whether arising prior to or after the date of the transfer of the Property, and Lender receives a satisfactory enforceability opinion with respect thereto from counsel approved by Lender; provided, however, that if an environmental report in a form AND CONDITION satisfactory to Lender has been obtained prior to the transfer, then and in such event the transferee and Creditworthy Party shall not be obligated to guarantee the obligations and liabilities under the Environmental Indemnity Agreement arising prior to the date of the transfer.

          3. Revise Exhibit A and Allocated Loan Amounts as shown on attachment.

For identification purposes, this Loan has been designated A-337069

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     Written acceptance of this letter shall be submitted on or before October
18, 2004 to Nadine Hansohn, the Senior Investment Closing Specialist assigned to this mortgage loan, at the following address:

                    Northwestern Mutual Life
                    Attn: Nadine Hansohn
                    720 East Wisconsin Avenue
                    Milwaukee, WI  53202-4797

         Upon the timely acceptance hereof, the Application as modified by this letter shall constitute the "Commitment" as that term is used in the Application.

                             THE NORTHWESTERN MUTUAL LIFE INSURANCE
                             COMPANY, a Wisconsin corporation

                             By: Northwestern Investment Management Company, LLC, a Delaware limited liability company, its wholly owned affiliate and authorized representative


                                  By:  /s/ Daniel C. Knuth
                                       -----------------------------------------
                                       Daniel C. Knuth, its Director


Executed this 13th day of October, 2004


NTS Realty Holdings Limited Partnership,
A Delaware limited partnership

BY:  NTS Realty Capital, Inc., a Delaware corporation,
          its Managing General Partner

            BY: /s/ Neil Mitchell                     Borrower's Taxpayer I.D:
                ------------------------
            ITS:    Vice President                           41-2111139
                ------------------------





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                                    EXHIBIT A


                                                            NUMBER                                      ALLOCATED LOAN
PROJECT                            LOCATION                OF UNITS        PARKING     ACRES          AMOUNT/PERCENTAGE
-------                            --------                --------        -------     -----          -----------------

Golf Brook*                        Orlando, FL                195            317       16.25      $15,595,262      (21.66%)
[NM Loan 332021]

Sabal Park**                       Orlando, FL                162            312       13.50        8,546,788      (11.87%)

Park Place                         Lexington, KY              464            938       40.00       24,743,764      (34.37%)
[NM Loans 332128 and 332129]

Willows (I & II)                   Louisville, KY             262            508       16.35       12,797,890      (17.77%)

Park at the Willows                Louisville, KY              48            170        2.80        1,402,976       (1.95%)

Willow Lake                        Indianapolis, IN           207            367       22.00        8,913,320      (12.38%)
[NM Loan 332064]                                            -----          -----      ------      -----------     ---------

Totals                                                      1,338          2,612      110.90      $72,000,000     (100.00%)
---------------------------------------------------------------------------------------------------------------------------


* Indicates Northwestern Mutual currently has a mortgage loan [NM Loan 332021] on the Golf Brook Project, which existing mortgage loan documents will be amended and restated for the purpose of this Loan. Further, it is understood by the Borrower and Lender that the Golf Brook Project Allocated Loan Amount (as listed above) will be reduced by the Already Advanced Golf Brook Loan Amount.

** Indicates Nationwide Life, as an outside third party lender, currently has a mortgage loan on the Sabal Park Project, which existing mortgage loan documents will be amended and restated for the purpose of this Loan.





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